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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 15, 2005

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                   000-23489             52-1309227
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   (State or other jurisdiction        (Commission          (I.R.S. Employer
         of incorporation)             File Number)        Identification No.)

  4950 Communication Avenue, Suite 300, Boca Raton, Florida     33431
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          (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (571) 438-6140

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On September 15, 2005, Access Worldwide Communications, Inc. (the "Company") issued one (1) million warrants to certain Philippine investors pursuant to the amended Subscription Agreement dated March 4, 2005. The warrants have an exercise price of $0.01 and shall vest or become fully exercisable on the date which the Company amends its Amended and Restated Certificate of Incorporation ("Certificate of Incorporation"), pursuant to a vote of the Company's shareholders and section 242 of the Delaware General Corporation Law, to increase the number of authorized shares of the Company's Common Stock as set forth in Article 4 of the Certificate of Incorporation from twenty (20) million shares to no less than thirty five (35) million shares (the "Vesting Date"). The warrants shall be exercisable commencing on the Vesting Date and shall continue to be exercisable for ten (10) years from the Vesting Date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1 Amendment to the Subscription Agreement between Access Worldwide Communications, Inc. and Purchaser.

99.2     Warrant Certificate between Access Worldwide Communications Inc.
         and Holder.

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACCESS WORLDWIDE COMMUNICATIONS, INC.
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                                           (Registrant)

Date: September 20, 2005                   By /s/ MARK WRIGHT
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                                              Mark Wright
                                              General Counsel, Secretary

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